UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

CF BANKSHARES INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

4960 E. Dublin Granville Road, Suite #400, Columbus, Ohio	43081	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CFBK	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On May 29, 2024, CF Bancshares Inc. (the “Company”) issued an aggregate of 160 shares of its non-voting convertible perpetual preferred stock, series D, par value $0.01 per share (the “Series D Preferred Stock”) to an existing stockholder of the Company in exchange for 16,000 shares of (Voting) Common Stock. The exchange ratio was calculated based on the current conversion ratio of 100 shares of (Voting) Common Stock for each share of Series D Preferred Stock (pursuant to the terms of the Series D Preferred Stock as set forth in the Certificate of Designations filed by the Company with the Delaware Secretary of State on February 5, 2024). The shares of Series D Preferred Stock exchanged for (Voting) Common Stock were issued without registration under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemptions provided under Sections 3(a)(9) and 4(a)(2) of the Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 29, 2024. At the close of business on April 5, 2024 (the record date for the Annual Meeting), a total of 5,075,533 shares of Voting Common Stock of the Company were outstanding and entitled to vote. At the Annual Meeting, 4,020,528 of the outstanding shares of Voting Common Stock entitled to vote were represented in person or by proxy.

(b)The purpose of the Annual Meeting was to consider and vote upon the individual matters as described below. As a result of the votes cast, each of Edward W. Cochran and Timothy T. O’Dell were elected as directors of the Company for three-year terms expiring in 2027 and each of Proposals 2, 3 and 4 were approved by the requisite votes of the stockholders of the Company.

The results of the voting at the Annual Meeting were as follows:

1.Results of the voting on the election of directors of the Company were as follows:

Nominee	For	Votes Withheld	Broker Non-votes
Edward W. Cochran	2,330,353	740,106	950,069
Timothy T. O’Dell	3,042,079	28,380	950,069

2.Results of the voting with respect to the approval of the non-binding advisory resolution on the compensation of the Company’s named executive officers (Proposal 2) were as follows:

For	Against	Abstain	Broker Non-votes
2,727,193	284,154	59,112	950,069

3.Results of the voting with respect to the ratification of the appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 3) were as follows:

For	Against	Abstain	Broker Non-votes
3,975,717	23,992	20,819	N/A

4.Results of the voting with respect to the approval of the First Amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for awards thereunder from 300,000 to 500,000.

For	Against	Abstain	Broker Non-votes
2,686,523	371,519	12,417	950,069

(c)Not applicable.

(d)Not applicable.

Item 9.01. Financial Statements and Exhibits

(a)Not applicable

(b)Not applicable

(c)Not applicable

(d)Exhibits

3.1 Certificate of Designations of Series D Convertible Perpetual Preferred Stock filed with the Delaware Secretary of State on February 5, 2024 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K dated February 5, 2024, filed with the Commission on February 6, 2024 (File No. 0-25045).

104Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF Bankshares Inc.

Date: May 31, 2024	By:	/s/ Kevin J. Beerman
Kevin J. Beerman
Executive Vice President and Chief Financial Officer